UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2025

TAKE-TWO INTERACTIVE SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34003	51-0350842
(State or other jurisdiction	(Commission	(I.R.S Employer
of incorporation or organization)	File Number)	Identification No.)

110 West 44th Street,	New York,	New York	10036
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (646) 536-2842

Registrant's Former Name or Address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	TTWO	NASDAQ Global Select Market
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Approval of Amendment and Restatement of the 2017 Stock Incentive Plan
On September 18, 2025, the stockholders of Take-Two Interactive Software, Inc. (the “Company”) approved and adopted an amendment and restatement of the Amended and Restated Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan (the “2017 Plan”) at the Company’s annual meeting of stockholders (the “Annual Meeting”). Additional information regarding the results of the Company’s Annual Meeting is set forth below in this Report under Item 5.07.
The amendment and restatement of the 2017 Plan (i) increases the shares reserved under the 2017 Plan by 5,200,000 shares, and (ii) extends the term of the 2017 Plan to September 18, 2035. No other changes were made to the 2017 Plan.
The foregoing description of the amendment and restatement of the 2017 Plan is qualified in its entirety by the full text of the 2017 Plan, as amended and restated, which is attached as Annex B to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on July 28, 2025, and is incorporated by reference herein as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On September 18, 2025, the Company held its Annual Meeting virtually via live audio-only webcast. As of the record date for the Annual Meeting, the Company had 184,467,164 shares of its common stock, par value $0.01 per share (the “Common Stock”), issued and outstanding. At the Annual Meeting, 162,145,195 shares of Common Stock were represented in person or by proxy. The following matters were submitted to a vote of the stockholders at the Annual Meeting.
1.Votes regarding the election of the persons named below as directors for a term expiring at the annual meeting of stockholders in 2026 and until their respective successors have been duly elected and qualified were as follows:

	For	Against	Abstain	Broker Non-Votes
Strauss Zelnick	142,729,073	8,084,221	456,370	10,875,531
Michael Dornemann	144,054,665	7,116,511	98,488	10,875,531
William "Bing" Gordon	150,203,490	963,168	103,006	10,875,531
Roland Hernandez	145,498,616	5,668,962	102,086	10,875,531
J Moses	143,237,874	7,930,906	100,884	10,875,531
Michael Sheresky	137,277,231	13,891,235	101,198	10,875,531
Ellen Siminoff	149,847,879	1,196,570	225,215	10,875,531
LaVerne Srinivasan	150,994,952	172,452	102,260	10,875,531
Susan Tolson	147,342,990	3,824,847	101,827	10,875,531
Paul Viera	150,937,214	229,604	102,846	10,875,531
Based on the votes set forth above, the foregoing persons were duly elected to serve as directors, for a term expiring at the annual meeting of stockholders in 2026 and until their respective successors have been duly elected and qualified.
2.Advisory votes regarding the approval of the compensation of the named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
143,533,691	7,442,714	293,259	10,875,531
Based on the advisory votes set forth above, the compensation of the named executive officers was duly approved, on an advisory basis, by our stockholders.

3.Votes regarding the approval of the adoption of the amendment and restatement of the 2017 Plan were as follows:

For	Against	Abstain	Broker Non-Votes
117,302,742	33,862,767	104,155	10,875,531
Based on the votes set forth above, the amendment and restatement of the 2017 Plan was duly approved and adopted by our stockholders.
4.Votes regarding ratification of the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the fiscal year ending March 31, 2026, were as follows:

For	Against	Abstain	Broker Non-Votes
157,919,059	4,107,604	118,532	0
Based on the votes set forth above, the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the fiscal year ending March 31, 2026, was duly ratified by our stockholders.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits:

Incorporated by Reference
Exhibit No.	Description	Form	Exhibit	Filing Date	Filed Herewith
10.1	Amended and Restated Take-Two Interactive Software, Inc. 2017 Stock Incentive Plan	DEF 14A	B	July 28, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

	By:	/s/ Matthew Breitman
	Name:	Matthew Breitman
	Title:	Senior Vice President, General Counsel Americas & Corporate Secretary

Date: September 19, 2025
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